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Exhibit 21.1

Subsidiaries of the Registrant

        The following is a list of the consolidated subsidiaries of KKR & Co. L.P. as of December 31, 2013.

Name	Jurisdiction
Allstar Co-Invest GP LLC	Delaware
Asian Fund (Ireland II) ILP	Ireland
Asian Fund (Ireland III ELP) ILP	Ireland
Asian Fund (Ireland III MIT) ILP	Ireland
Asian Fund (Ireland) ILP	Ireland
Blue Holdings Co-Invest GP LLC	Delaware
Buck SLP LLC	Delaware
CIHL Parent Limited	Cayman Islands
CPS Associates L.P.	Cayman Islands
CPS GP Limited	Cayman Islands
KAM Advisors LLC	Delaware
KAM Credit Advisors LLC	Delaware
KAM Fund Advisors LLC	Delaware
KAM Funds GP Limited	Cayman Islands
KAM Loan Administration LLC	Delaware
Keats Associates Infrastructure L.P.	Cayman Islands
Keats Core Infrastructure L.P.	Cayman Islands
Keats Infrastructure Limited	Cayman Islands
KEDI 1 S.a.r.l.	Luxembourg
KEDI 2 S.a.r.l.	Luxembourg
KEDI 3 S.a.r.l.	Luxembourg
KKR (Cayman) Limited	Cayman Islands
KKR 2006 AIV GP LLC	Delaware
KKR 2006 AIV Limited	Cayman Islands
KKR 2006 Fund (Allstar) L.P.	Delaware
KKR 2006 Fund (GDG) L.P.	Delaware
KKR 2006 Fund (Invictus) L.P.	Cayman Islands
KKR 2006 Fund (Overseas), Limited Partnership	Cayman Islands
KKR 2006 Fund (Samson) L.P.	Delaware
KKR 2006 Fund L.P.	Delaware
KKR 2006 GP (Energy II) LLC	Delaware

Name	Jurisdiction
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR 8 NA Limited	Cayman Islands
KKR Account Adviser (Mauritius), Ltd.	Mauritius
KKR REPA AIV-3 GP LLC	Delaware
KKR Alternative Corporate Opportunities Fund	Delaware
KKR Alternative Credit Limited	Cayman Islands
KKR Alternative High Yield Fund	Delaware
KKR Asia (Ireland) Limited	Ireland
KKR Asia II Limited	Cayman Islands
KKR Asia Limited	Cayman Islands
KKR Asia Limited	Hong Kong
KKR Asia LLC	Delaware
KKR Asia S.à r.l.	Luxembourg
KKR Asian Fund (Ireland) GP Limited	Ireland
KKR Asian Fund (Japan) L.P.	Cayman Islands
KKR Asian Fund II L.P.	Cayman Islands
KKR Asian Fund L.P.	Cayman Islands
KKR Asset Management (International) Partners LLP	Delaware
KKR Asset Management LLC	Delaware
KKR Asset Management Ltd	England and Wales
KKR Asset Management Partners LLP	England and Wales
KKR Associates 2006 (Overseas) AIV L.P.	Cayman Islands
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 AIV L.P.	Delaware
KKR Associates 2006 L.P.	Delaware
KKR Associates 8 NA L.P.	Cayman Islands
KKR Associates Asia (Japan) L.P.	Cayman Islands
KKR Associates Asia II L.P.	Cayman Islands
KKR Associates Asia L.P.	Cayman Islands
KKR Associates China Growth L.P.	Cayman Islands
KKR Associates CIS Global L.P.	Cayman Islands
KKR Associates Credit Select L.P.	Cayman Islands
KKR Associates CS I L.P.	Cayman Islands
KKR Associates CS II L.P	Cayman Islands

Name	Jurisdiction
KKR Associates CS III L.P.	Cayman Islands
KKR Associates CS V L.P.	Delaware
KKR Associates E2 L.P.	Cayman Islands
KKR Associates EIGF L.P.	Delaware
KKR Associates Europe II, Limited Partnership	Alberta, Canada
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe, Limited Partnership	Alberta, Canada
KKR Associates Heford AIV L.P.	Delaware
KKR Associates Infrastructure (AIV) L.P.	Delaware
KKR Associates Infrastructure L.P.	Cayman Islands
KKR Associates Lending L.P.	Delaware
KKR Associates LR Energy L.P	Cayman Islands
KKR Associates Mezzanine I L.P.	Delaware
KKR Associates Millennium (Overseas), Limited Partnership	Alberta, Canada
KKR Associates Millennium L.P.	Delaware
KKR Associates North America XI L.P.	Cayman Islands
KKR Associates NR I L.P.	Delaware
KKR Associates NR II L.P.	Delaware
KKR Associates Principal Opportunities (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities (Offshore) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Associates REPA AIV-3 L.P.	Delaware
KKR Associates REPA AIV-4 L.P.	Delaware
KKR Associates REPA AIV-5 L.P.	Cayman Islands
KKR Associates REPA L.P.	Delaware
KKR Associates SA Co-Invest L.P.	Cayman Islands
KKR Associates SA Master L.P.	Cayman Islands
KKR Associates SPN L.P.	Cayman Islands
KKR Australia Investment Management Pty Limited	Australia
KKR Australia Pty Limited	Australia
KKR Brazil LLC	Delaware
KKR Canada LLC	Delaware
KKR Canada ULC	Nova Scotia
KKR Capital Markets Asia Limited	Hong Kong

Name	Jurisdiction
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Holdings L.P.	Delaware
KKR Capital Markets India Private Limited	India
KKR Capital Markets Japan Holdings LLC	Delaware
KKR Capital Markets Japan Limited	Japan
KKR Capital Markets LLC	Delaware
KKR Capital Markets Limited	England and Wales
KKR China Growth Fund L.P.	Cayman Islands
KKR China Growth Limited	Cayman Islands
KKR CIS Global Limited	Cayman Islands
KKR Corporate Capital Services LLC	Delaware
KKR Corporate Credit Partners L.P.	Cayman Islands
KKR Corporate Lending (Cayman) Limited	Cayman Islands
KKR Corporate Lending LLC	Delaware
KKR Corporate Lending (UK) LLC	Delaware
KKR Credit Relative Value GP L.P.	Cayman Islands
KKR Credit Relative Value Master Fund L.P.	Cayman Islands
KKR Credit Select Limited	Cayman Islands
KKR CRV GP Limited	Cayman Islands
KKR CS Advisors I LLC	Delaware
KKR CS I Limited	Cayman Islands
KKR CS II Limited	Cayman Islands
KKR CS III Limited	Cayman Islands
KKR CS V LLC	Delaware
KKR Cyprus Holdings LLC	Delaware
KKR Debt Investors 2006 (Cayman) Corp.	Cayman Islands
KKR Debt Investors 2006 S.à r.l.	Luxembourg
KKR Debt Investors II (2006) Corp.	Ireland
KKR Debt Investors II (2006) (Ireland) L.P.	Ireland
KKR DI 2006 GP Limited	Cayman Islands
KKR DI 2006 L.P.	Cayman Islands
KKR do Brasil Gestao de Investimentos e Participacoes Ltda.	Brazil
KKR E2 Investors L.P.	Cayman Islands
KKR E2 Limited	Cayman Islands
KKR EIGF LLC	Delaware

Name	Jurisdiction
KKR Energy Income and Growth Fund I—TE AIV L.P.	Delaware
KKR Energy Income and Growth Fund I—TE L.P.	Delaware
KKR Energy Income and Growth Fund I AIV L.P.	Delaware
KKR Energy Income and Growth Fund I L.P.	Delaware
KKR Equity Strategies (Overseas) L.P.	Cayman Islands
KKR Equity Strategies Associates (Overseas) L.P.	Cayman Islands
KKR Equity Strategies Associates L.P.	Delaware
KKR Equity Strategies GP (Overseas) Limited	Cayman Islands
KKR Equity Strategies GP Limited	Cayman Islands
KKR Equity Strategies L.P.	Delaware
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe Limited	Cayman Islands
KKR European Fund II, Limited Partnership	Alberta, Canada
KKR European Fund III (AIV I) L.P.	Cayman Islands
KKR European Fund III (AIV II) L.P.	Cayman Islands
KKR European Fund III, Limited Partnership	Cayman Islands
KKR European Fund, Limited Partnership	Alberta, Canada
KKR European Infrastructure Investors L.P.	Scotland
KKR European Infrastructure Limited	Cayman Islands
KKR FI Advisors Cayman Ltd.	Cayman Islands
KKR FI Advisors LLC	Delaware
KKR FI Advisors V Limited	Cayman Islands
KKR Finance LLC	Delaware
KKR Financial Advisors II LLC	Delaware
KKR Financial Advisors IV LLC	Delaware
KKR Financial Advisors LLC	Delaware
KKR Floating Rate Fund L.P.	Cayman Islands
KKR Fund Holdings GP Limited	Cayman Islands
KKR Fund Holdings L.P.	Cayman Islands
KKR Future Holdings II Limited	Cayman Islands
KKR Global Infrastructure Investors (Keats) L.P.	Cayman Islands
KKR Global Infrastructure Investors (Water) L.P.	Delaware
KKR Global Infrastructure Investors L.P.	Cayman Islands
KKR GMO GP Limited	Cayman Islands

Name	Jurisdiction
KKR GMO Holdings L.P.	Cayman Islands
KKR GMO Holdings Limited	Cayman Islands
KKR Group Finance Co. II LLC	Delaware
KKR Group Finance Co. LLC	Delaware
KKR Group Holdings L.P.	Cayman Islands
KKR Group Limited	Cayman Islands
KKR Heford AIV GP LLC	Delaware
KKR Holdings Mauritius, Ltd.	Mauritius
KKR IFI GP L.P.	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR India Advisors Private Limited	India
KKR India Asset Investments Pte. Ltd.	Singapore
KKR India Debt Opportunities Fund III	India
KKR India Finance Holdings LLC	Delaware
KKR India Financial Services Private Limited	India
KKR India LLC	Delaware
KKR Infrastructure (AIV) GP LLC	Delaware
KKR Infrastructure Limited	Cayman Islands
KKR Investment Advisory (Shanghai) LLC	China
KKR Investment Advisory (Zhuhai Hengqin) Company Limited	China
KKR Investment Consultancy ("Beijing") Company Limited	China
KKR Investment Holdings I (Mauritius), Ltd.	Mauritius
KKR Investment Management LLC	Delaware
KKR Investments LLC	Delaware
KKR Japan Limited	Japan
KKR-Keats Associates Pipeline (AIV) L.P.	Delaware
KKR-Keats Associates Pipeline L.P.	Delaware
KKR-Keats Capital Partners L.P.	Cayman Islands
KKR-Keats Pipeline (AIV) LLC	Delaware
KKR-Keats Pipeline LLC	Delaware
KKR Korea Limited Liability Corporation	Korea
KKR KPE LLC	Delaware
KKR Latin America LLC	Delaware
KKR Lending Partners L.P.	Delaware
KKR LR Energy Limited	Cayman Islands

Name	Jurisdiction
KKR Management Holdings Corp.	Delaware
KKR Management Holdings L.P.	Delaware
KKR Mauritius PE Investments I, Ltd.	Mauritius
KKR MENA Holdings LLC	Delaware
KKR MENA Limited	Dubai International Financial Centre
KKR Mezzanine GP LLC	Delaware
KKR Mezzanine I Advisors LLC	Delaware
KKR Mezzanine Partners I L.P.	Delaware
KKR Millennium Fund (Overseas), Limited Partnership	Alberta, Canada
KKR Millennium Fund L.P.	Delaware
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR-Milton Capital Partners L.P.	Cayman Islands
KKR Natural Resources I L.P.	Delaware
KKR Natural Resources Fund I-A L.P.	Delaware
KKR Nautilus Aggregator Limited	Cayman Islands
KKR North America Fund XI (AIV I) L.P.	Cayman Islands
KKR North America Fund XI L.P.	Cayman Islands
KKR North America XI Limited	Cayman Islands
KKR NR I LLC	Delaware
KKR NR II LLC	Delaware
KKR NR Investors I-A GP LLC	Delaware
KKR NR Investors I-A L.P.	Delaware
KKR PEI Alternative Investments Limited	Cayman Islands
KKR PEI GP Limited	Cayman Islands
KKR PEI Associates Holdings L.P.	Cayman Islands
KKR PEI Associates, L.P.	Guernsey
KKR PEI GP Limited	Guernsey
KKR PEI International Holdings GP Ltd.	Cayman Islands
KKR PEI International Holdings L.P.	Cayman Islands
KKR PEI Investments, L.P.	Guernsey
KKR PEI Opportunities GP Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands
KKR PEI Securities Holdings Ltd.	Cayman Islands
KKR Principal Opportunities (Domestic) Limited	Cayman Islands

Name	Jurisdiction
KKR Principal Opportunities (Offshore) Limited	Cayman Islands
KKR Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Principal Opportunities AIV (Offshore) Limited	Cayman Islands
KKR Principal Opportunities Partnership (Offshore) L.P.	Cayman Islands
KKR Principal Opportunties AIV (Domestic) Limited	Cayman Islands
KKR Real Estate Fund AIV 1 L.P.	Delaware
KKR Real Estate Fund AIV 1 LLC	Delaware
KKR Real Estate Fund GP LLC	Delaware
KKR Real Estate Fund Holdings L.P.	Delaware
KKR Real Estate Management GP LLC	Delaware
KKR Real Estate Management Holdings L.P.	Delaware
KKR Real Estate Partners Americas L.P.	Delaware
KKR REPA AIV-1 L.P.	Delaware
KKR REPA AIV-2 L.P.	Delaware
KKR REPA AIV-3 L.P.	Delaware
KKR REPA AIV-4 GP Ltd.	Cayman Islands
KKR REPA AIV-4 L.P.	Delaware
KKR REPA AIV-5 GP Ltd.	Cayman Islands
KKR REPA AIV-5 L.P.	Cayman Islands
KKR REPA GP LLC	Delaware
KKR SA Co-Invest GP Limited	Cayman Islands
KKR SA Master GP Limited	Cayman Islands
KKR Sentinel Co-Invest GP LLC	Delaware
KKR Singapore Pte Ltd.	Singapore
KKR Special Situations (Domestic) Fund L.P.	Cayman Islands
KKR Associates Special Situations (Domestic) LP	Cayman Islands
KKR Special Situations (Domestic) Limited	Cayman Islands
KKR Special Situations (Offshore) Fund L.P.	Cayman Islands
KKR Associates Special Situations (Offshore) L.P.	Cayman Islands
KKR Special Situations (Offshore) Limited	Cayman Islands
KKR SPN GP Limited	Cayman Islands
KKR SPN Investments L.P.	Cayman Islands
KKR Strategic Capital Fund, L.P.	Delaware
KKR Strategic Capital Fund MRO Trust	Delaware
KKR Strategic Capital Holdings GP, Ltd.	Cayman Islands

Name	Jurisdiction
KKR Strategic Capital Holdings I, L.P.	Cayman Islands
KKR Strategic Capital Management, L.L.C.	Delaware
KKR Strategic Capital Partners, L.L.C.	Delaware
KKR Subsidiary Corp.	Delaware
KKR Subsidiary Partnership L.P.	Delaware
KKR TEF SLP LLC	Delaware
KKR Upstream Associates LLC	Delaware
KKR Upstream LLC	Delaware
KKR-Yanchang Global Energy Fund L.P.	Cayman Islands
KKR YC Associates GP L.P.	Cayman Islands
KKR YC Associates GP Limited	Cayman Islands
KKR YC Associates L.P.	Cayman Islands
KKR-Yanchang Global Energy Fund AIV-1 L.P.	Delaware
Kohlberg Kravis Roberts & Co. (International) Partners LLP	Delaware
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Ltd	England and Wales
Kohlberg Kravis Roberts & Co. Partners LLP	England and Wales
Kohlberg Kravis Roberts & Co. SAS	France
Kohlberg Kravis Roberts (Espana) Asesores SL	Spain
Motichand Finance Private Limited	India
New Omaha SLP LLC	Delaware
Prisma Capital Advisors LLC	Delaware
Prisma Capital Management International LLP	England and Wales
Prisma Capital Management International Ltd	England and Wales
Prisma Capital Management LLC	Delaware
Prisma Capital Partners EH LLC	Delaware
Prisma Capital Partners I, LLC	Delaware
Prisma Capital Partners I, L.P.	Delaware
Prisma Capital Partners LLC	Delaware
Prisma Capital Partners LP	Delaware
Prisma GP LLC	Delaware
Samson Co-Invest GP LLC	Delaware
Silverview Investments Pte. Ltd.	Singapore
Sprint SLP L.P.	Cayman Islands
Stamariko Holdings Limited	Cyprus
Valhalla Co-Invest GP Limited	Cayman Islands

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  Exhibit 21.1
Subsidiaries of the Registrant